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                       THE BLACK & DECKER CORPORATION

                               Debt Securities

                  UNDERWRITING AGREEMENT - BASIC PROVISIONS
                  -----------------------------------------



                                                         as of ________ __, 1994



Dear Sirs:

          The Black & Decker Corporation, a Maryland corporation (the "Corporation"), proposes from time to time to enter into one or more Pricing Agreements in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine (each a "Pricing Agreement"), and, subject to the terms and conditions stated herein and therein, to issue and sell to the firm or firms named in Schedule I to the applicable Pricing Agreement (such firm or firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) certain of its debt securities (the "Securities") specified in Schedule II to such Pricing Agreement (such Securities, as so specified in such Pricing Agreement, being herein sometimes referred to as the "Designated Securities"). This Agreement, the applicable Pricing Agreement, the Securities and the Indenture are hereinafter referred to collectively as the "Operative Documents".

          The terms and rights of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement relating thereto and in or pursuant to the indenture dated as of ________ __, 1994 (such indenture, together with any indentures supplemental thereto, being herein referred to as the "Indenture") between the Corporation and Marine Midland Bank, a banking corporation and trust company organized under the laws of the State of New York, as Trustee (the "Trustee").

          For purposes of this Agreement, the terms "Act," "the Trust Indenture Act," "the 1933 Act Regulations," and "the Trust Indenture Act Regulations" shall mean the Securities Act of 1933, as amended, the Trust Indenture Act of 1939, as amended, respectively, and the rules and regulations promulgated by the Securities and Exchange Commission (the "Commission") under the Act and the Trust Indenture Act, respectively.

          1. Obligations of Corporation and Underwriters. Particular sales of Designated Securities may be made from time to time to the Underwriters of such Securities, for whom the firms designated as
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representatives of the Underwriters of such Securities in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters, to a single firm acting as an Underwriter and to Underwriters that act without any firm being designated as their representative. This Agreement, absent the execution and delivery of a Pricing Agreement in respect of Designated Securities, shall not be construed as an obligation of the Corporation to sell any of the Securities or as an obligation of any of the Underwriters to purchase the Securities. The obligation of the Corporation to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall state the aggregate principal amount of such Designated Securities, the initial public offering price of such Designated Securities, the purchase price to the Underwriters of such Designated Securities, the name or names of the Underwriters of such Designated Securities, the principal amount of such Designated Securities to be purchased by each Underwriter, and shall set forth the date, time and manner of delivery of such Designated Securities and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the registration statement and the prospectus with respect thereto and in the Indenture) the terms of such Designated Securities. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of facsimile transmissions. Each Pricing Agreement shall be deemed to be an agreement by the Corporation and the Underwriters to be bound, except as otherwise expressly stated in such Pricing Agreement, by the terms of this Agreement. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

          2.  Representations, Warranties and Agreements of the Corporation.
The Corporation represents, warrants and agrees at and as of the date hereof, as of the date of the applicable Pricing Agreement and as of the Time of Delivery (as hereinafter defined) (in each case, the "Representation Date") that:

          (a) The Corporation meets the requirements for use of Form S-3 under the Act. The Corporation has prepared and filed with the Commission a registration statement on Form S-3 (File No. 33-_____) relating to the Securities and the offering thereof and has filed such amendments thereto as may have been required to the date hereof. Such registration statement, as amended, has been declared effective by the Commission. No stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission.

          As provided in Section 5, a prospectus supplement reflecting the terms of the Designated Securities, the terms

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     of the offering thereof and the other matters set forth therein will be prepared and filed pursuant to Rule 424 under the Act. In addition, a preliminary prospectus supplement reflecting the terms of the Designated Securities, the terms of the offering thereof, and the other matters set forth therein may also be prepared and filed pursuant to Rule 424 under the Act. Such prospectus supplement, in the form first filed pursuant to Rule 424, is herein referred to as the "Prospectus Supplement", and any such preliminary prospectus supplement in the form filed pursuant to Rule 424 is hereinafter referred to as the "Preliminary Prospectus Supplement". Any prospectus accompanied by a Preliminary Prospectus Supplement is hereinafter referred to, collectively with such Preliminary Prospectus Supplement, as a "Preliminary Prospectus". The registration statement referred to above in this Section 2(a), as amended at the time of execution of the applicable Pricing Agreement, including the exhibits thereto and the documents incorporated by reference therein, is herein called the "Registration Statement", and the basic prospectus included therein relating to all offerings of securities under the Registration Statement, as supplemented by the Prospectus Supplement, is herein called the "Prospectus", except that, if such basic prospectus is amended or supplemented on or prior to the date on which the Prospectus Supplement is first filed pursuant to Rule 424, the term "Prospectus" shall refer to the basic prospectus as so amended or supplemented and as supplemented by the Prospectus Supplement in the form first filed, in each case including the documents filed by the Corporation with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that are incorporated by reference therein. All references in this Agreement to financial statements and schedules and other information, facts and statements which are "contained," "included" or "stated" in the Registration Statement, the Prospectus or the Preliminary Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement, the Prospectus or the Preliminary Prospectus, as the case may be.

          (b) The Registration Statement and the Prospectus, at the time the Registration Statement became effective and as of the applicable Representation Date, complied and will comply in all material respects with the applicable requirements of the Act and the 1933 Act Regulations (including with respect to the offering of the Securities under Rule 415 of such regulations). The Registration Statement, at the time the Registration Statement became effective (or, if an amendment to the Registration Statement or an annual report on Form 10-K has been filed by the Corporation with the Commission subsequent to the effectiveness of the Registration Statement, then at the time of the most recent such filing) did not contain any untrue statement of a material fact or omit to

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     state any material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, at the time the Registration Statement became effective and as of the applicable Representation Date, did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and
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     warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Corporation in writing by any of the Underwriters expressly for use in the Registration Statement or Prospectus relating to such Designated Securities or to that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification under the Trust Indenture Act (Form T-1) of the Trustee under the Indenture.

          (c) The documents incorporated by reference in the Registration Statement and Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the applicable requirements of the Exchange Act, and the applicable rules and regulations of the Commission thereunder and, when read together with the other information in the Prospectus, at the time the Registration Statement and any amendments thereto became or become effective and at each Representation Date, did not and will not contain an untrue statement of a material fact and will not omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

          (d) When the Registration Statement became effective, the Indenture was, and at all times thereafter the Indenture has been and will be, duly qualified under the Trust Indenture Act, and when such Registration Statement became effective the Indenture conformed, and at all times thereafter the Indenture has conformed and will conform, in all material respects to the applicable requirements of the Trust Indenture Act and the Trust Indenture Act Regulations.

          (e) The Corporation has all requisite corporate power and authority to execute and deliver this Agreement and each Pricing Agreement. This Agreement and the applicable Pricing Agreement have been duly authorized, executed and delivered by the Corporation.

          (f) The Corporation has all of the requisite corporate power and authority to execute, issue and deliver the Designated Securities and to incur and perform its obligations provided for therein; from the time a Pricing Agreement is executed and delivered by the Corporation in respect of

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     Designated Securities, such Designated Securities will have been duly authorized by the Corporation and, when such Designated Securities are authenticated in the manner provided for in the Indenture and delivered against payment therefor as provided for in this Agreement and the applicable Pricing Agreement, such Designated Securities will have been duly executed, authenticated (assuming due authentication by the Trustee), issued and delivered and will constitute legal, valid and binding obligations of the Corporation entitled to the benefits of the Indenture and enforceable against the Corporation in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting enforcement of creditors' rights generally, by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) or by an implied covenant of good faith and fair dealing; and the Designated Securities conform in all material respects to the description thereof contained in the Prospectus.

          (g) The Corporation has all of the requisite corporate power and authority to execute and deliver the Indenture and to perform its obligations provided for therein; the Indenture has been duly authorized, executed and delivered by the Corporation, will be substantially in the form heretofore delivered to the Underwriters and assuming due execution and delivery by the Trustee, will constitute a legal, valid and binding obligation of the Corporation, enforceable against the Corporation in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting enforcement of creditors' rights generally, by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) or by an implied covenant of good faith and fair dealing; and the Indenture conforms in all material respects to the description thereof contained in the Prospectus.

          (h) The Corporation and each of its subsidiaries (as defined in Section 15) have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification (except where the failure to be so qualified or be in good standing would not have, individually or in the aggregate, a material adverse effect on the business or financial condition of the Corporation and its subsidiaries taken as a whole), and have all power and authority necessary to own or hold their respective properties and to conduct the business in which they are engaged.

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          (i)  The Corporation has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Corporation have been duly and validly authorized and issued, are full paid and non-assessable; and all of the issued shares of capital stock of each subsidiary of the Corporation have been duly and validly authorized and issued and are fully paid, non-assessable and (except for directors' qualifying shares) owned directly or indirectly by the Corporation, free and clear of all liens, encumbrances, equities or claims (except for such liens, encumbrances, equities or claims arising as a matter of law that would not have a material adverse effect on the business or financial condition of the Corporation and its subsidiaries taken as a whole).

          (j) The issuance, sale and delivery of the Designated Securities, the execution, delivery and performance of the other Operative Documents, the compliance by the Corporation with the terms therein and the consummation by the Corporation of the transactions contemplated hereby, thereby and by the Registration Statement do not and will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Corporation or any of its subsidiaries is a party or by which the Corporation or any of its subsidiaries is bound or to which any of the property or assets of the Corporation or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws of the Corporation or (except for any violation the result of which would not be material to the Corporation and its subsidiaries taken as a whole and would not adversely affect the consummation of the transactions contemplated hereby and thereby) any of its subsidiaries or (iii) result in the violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Corporation or any of its subsidiaries or any of their properties the result of which violation would be material to the Corporation and its subsidiaries taken as a whole or would adversely affect the consummation of the transactions contemplated hereby or thereby. Except (i) for such consents, approvals, authorizations, registrations or qualifications as may be required under applicable state or foreign securities laws and (ii) such consents, approvals, authorizations, registrations and qualifications as have been obtained or made and are in full force and effect at the Time of Delivery, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the valid authorization, issuance, sale and delivery of the Designated Securities or the authorization, execution, delivery and performance of this Agreement and the applicable Pricing Agreement by the Corporation and the consummation of the transactions contemplated hereby and

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     thereby.  No consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the due authorization, execution, delivery and performance of the Indenture and the consummation of the transactions contemplated thereby.

          (k) Other than rights in favor of Newell Co. which have been waived or satisfied in respect of the Registration Statement, there are no contracts, agreements or understandings between the Corporation and any person granting such person the right to require the Corporation to file a registration statement under the Act with respect to any securities of the Corporation owned or to be owned by such person or to require the Corporation to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Corporation under the Act.

          (l) Neither the Corporation nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, material, individually or in the aggregate, to the Corporation and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus; and, since such date, there has not been any change in the capital stock or long-term debt of the Corporation or any of its subsidiaries otherwise than in the ordinary course of business or any material adverse change, or any development reasonably likely to involve a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Corporation and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus.

          (m) The financial statements (including the related notes and supporting schedules) filed as part of the Registration Statement or included or incorporated by reference in the Prospectus present fairly the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as otherwise stated therein.

          (n) Ernst & Young, who have certified certain financial statements of the Corporation and whose report appears in the Prospectus or is incorporated by reference therein, are (and were at the time such reports were issued) independent public

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     accountants as required by the Act and the 1933 Act Regulations.

          (o) The Corporation and each of its subsidiaries own or possess adequate rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses necessary and material to the conduct of their respective businesses as now being conducted except when the failure to own or possess adequate rights to use any such patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights or licenses would not have, individually or in the aggregate, a material adverse effect on the business or financial condition of the Corporation and its subsidiaries taken as a whole and have no reason to believe that the conduct of their respective businesses as now being conducted conflict with, and have not received any notice of any claim of conflict with, the rights of others in respect thereof except for any such conflict or claim of conflict which is not reasonably likely to have, individually or in the aggregate, a material adverse effect on the business or financial condition of the Corporation and its subsidiaries taken as a whole.

          (p) Except as described in the Prospectus, there are no legal or governmental proceedings pending to which the Corporation or any of its subsidiaries is a party or of which any property of the Corporation or any of its subsidiaries is the subject which are reasonably likely to have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Corporation and its subsidiaries taken as a whole; and to the best of the Corporation's knowledge except as described in the Prospectus, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

          (q) There are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Act or by the 1933 Act Regulations which have not been described in the Prospectus or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the 1933 Act Regulations.

          (r) Neither the Corporation nor any of its subsidiaries (i) is in violation of its charter or by-laws, (ii) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material agreement, indenture or instrument, or (iii) is in violation in any material respect of any law, ordinance, governmental

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     rule, regulation or court decree to which it or its property may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except, in the case of clauses (ii) and (iii), for any such defaults, violations or failures which, individually or in the aggregate, would not have a material adverse effect on the business or financial condition of the Corporation and its subsidiaries taken as a whole.

     3. Offer and Sale of the Securities. Upon the execution of the Pricing Agreement applicable to any Designated Securities and authorization by the Representatives of the release of the Designated Securities, the several Underwriters propose to offer the Designated Securities for sale upon the terms and conditions set forth in the Prospectus.

     4. Delivery of and Payment for the Designated Securities. Delivery of and payment for the Designated Securities shall be made on the fifth Business Day (subject to Section 9 below) following the date of the Pricing Agreement relating thereto at the place and time specified in such Pricing Agreement or at such other date or place as shall be determined by agreement between the Representatives and the Corporation. This date and time are sometimes referred to as a "Time of Delivery." At each Time of Delivery, the Corporation shall deliver or cause to be delivered certificates representing the Designated Securities to the Representatives for the account of each Underwriter against payment to or upon the order of the Corporation of the purchase price by certified or official bank check or checks payable in New York Clearing House (next-day) funds. Time shall be of the essence, and delivery at the time and place specified pursuant to any Pricing Agreement is a further condition of the obligation of each Underwriter under such Pricing Agreement. Upon delivery, the Designated Securities shall be in such denominations and, in the case of Designated Securities in registered form, shall be registered in such names as the Representatives shall request in writing not less than two full Business Days prior to the applicable Time of Delivery. For the purpose of expediting the checking and packaging of the Designated Securities, the Corporation shall make the Designated Securities available for inspection by the Representatives in New York, New York, not later than 2:00 P.M., New York City time, on the Business Day prior to the applicable Time of Delivery.

     5. Further Agreements of the Corporation. The Corporation hereby covenants and agrees with each of the Underwriters of any Designated Securities:

          (a) Immediately following the execution of each Pricing Agreement, the Corporation will prepare in a form approved by the Representatives a Prospectus Supplement setting forth the principal amount of Designated Securities covered thereby and

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     their terms not otherwise specified in the Indenture, the names of the
     Underwriters and the principal amount of Designated Securities which each of them severally has agreed to purchase, the price at which the Securities are to be purchased by the Underwriters from the Corporation, the initial public offering price, the selling concession and reallowance, if any, and such other information as the Representatives and the Corporation deem appropriate in connection with the offering of the Securities. The Corporation will promptly transmit copies of the Prospectus Supplement to the Commission for filing pursuant to Rule 424 under the Act and will furnish to each of the Underwriters as many copies of the Prospectus and such Prospectus Supplement as the Representatives shall reasonably request. The Corporation will make no further amendment or supplement to the Registration Statement or the Prospectus except as permitted herein.

          (b) If, during such period after the first date of the public offering of the Designated Securities as in the opinion of the Underwriters' counsel the Prospectus is required to be delivered under the Act in connection with sales by any Underwriter or any dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if for any other reason it shall be necessary to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus to comply with the Act, the Exchange Act, the Trust Indenture Act or the rules and regulations promulgated by the Commission under such acts, the Corporation will notify the Representatives and, upon their request, file with the Commission an amendment, supplement or document which will correct such untrue statement or omission or which will effect such compliance.

          (c) From the date of a Pricing Agreement, and (i) other than with respect to the filing of documents to be incorporated by reference into the Registration Statement or the Prospectus, for so long as a Prospectus is required to be delivered in connection with the sale of Designated Securities covered by such Pricing Agreement and (ii) with respect to the filing of documents to be incorporated by reference into the Registration Statement or the Prospectus, through the date of the Time of Delivery of the Designated Securities covered by such Pricing Agreement, the Corporation will, prior to filing with the Commission any Preliminary Prospectus, any amendment to the Registration Statement or any amendment or supplement to the Prospectus, any document to be incorporated by reference into the Registration Statement or the Prospectus or any Prospectus Supplement pursuant to Rule 424 under the Act, furnish the Representatives and Underwriters' counsel with

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     copies of any such amendment or supplement or other documents proposed to be filed a reasonable time in advance of filing and will obtain the consent of the Representatives to the filing (which shall not be unreasonably withheld). Subject to the consent requirements of the preceding sentence, the Corporation will file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Corporation or in the opinion of Underwriters' counsel, be required by the Act or requested by the Commission.

          (d) From the date of a Pricing Agreement, and for so long as a Prospectus is required to be delivered in connection with the sale of Designated Securities covered by such Pricing Agreement, the Corporation will notify the Underwriters immediately, and confirm the notice in writing, 1. of the effectiveness of any amendment to the Registration Statement, (ii) of the mailing or the delivery to the Commission for filing of any supplement to the Prospectus or any document to be filed pursuant to the Exchange Act which will be incorporated by reference into the Registration Statement or Prospectus, (iii) of the receipt of any written comments from the Commission with respect to the Registration Statement, the Prospectus or any Prospectus Supplement, (iv) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Corporation will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

          (e) From the date of any Pricing Agreement through the date of the Time of Delivery with respect to the Designated Securities covered thereby, the Corporation will not, without the prior written consent of the Representatives with respect to the Designated Securities covered thereby, offer for sale, sell or otherwise dispose of, directly or indirectly, any debt securities of the Corporation similar to the Designated Securities that are the subject of the Pricing Agreement, or agree to do any of the foregoing.

          (f) The Corporation will deliver promptly to the Representatives such number of the following documents as the Representatives shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement, the Indenture, any forms of notes and the computation of per share earnings), (ii) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus and
     (iii) any document incorporated by reference in the Prospectus (excluding

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     exhibits thereto); and the Corporation hereby consents to the use of such documents for the purposes permitted by the Act. The Corporation will deliver to each Underwriter, without charge, from time to time as requested during the period when the Prospectus is required to be delivered under the Act, such number of copies of the Prospectus as such Underwriter may reasonably request; and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Designated Securities at any time nine months or more after the date on which the offering of such Designated Securities commenced, upon such Underwriter's request, but at the expense of such Underwriter, the Corporation will prepare and deliver to such Underwriter as many copies as it may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act.

          (g) The Corporation will endeavor in good faith to qualify the Securities for offer and sale under the securities or blue sky laws of such jurisdictions located within the United States as the Representatives may reasonably request and under the laws of any other country specified in the applicable Pricing Agreement and to maintain all such qualifications in effect for as long as may be required for the distribution of Securities; provided, however, that the Corporation shall not be obligated to file any
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     general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified. The Corporation will file such statements and reports as may be required by the laws of each jurisdiction in which Securities have been qualified as above provided.

          (h) With respect to each sale of Designated Securities, the Corporation will make generally available to its security holders and deliver to the Representatives as soon as practicable an earnings statement of the Corporation and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the regulations thereunder (including, at the option of the Corporation, Rule 158).

          (i) The Corporation will use the proceeds received from the sale of the Designated Securities in the manner specified in the Prospectus.

          (j) The Corporation, during the period when the Prospectus is required to be delivered under the Act, will file promptly all documents required to be filed with the Commission pursuant to Section 13 or 14 of the Exchange Act within the time periods required under the Exchange Act (and, other than as set forth in Section 5(c) hereof, the consent of any Underwriter shall not be required in connection with any such filing).

          (k) During a period of five years from the date of the Pricing Agreement applicable to such Designated Securities, the Corporation will furnish to the Representatives copies of all reports or other communications (financial or other) furnished to security holders, and deliver to the Representatives, during such same period, as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or the principal national securities exchange on which any of the Securities or any class of securities of the Corporation is listed.

          (l) If Designated Securities are to be listed on a securities exchange, the Corporation will use its best efforts to cause such Designated Securities to be so listed, subject only to official notice of issuance.

     6. Expenses. Whether or not the transactions contemplated in this Agreement and the related Pricing Agreement are consummated or this Agreement and the related Pricing Agreement are terminated, the Corporation agrees to pay
(a) the costs incident to the authorization, issuance, sale and delivery of the Securities and any taxes payable in that connection; (b) the costs incident to the preparation, printing and filing (including, without limitation, the filing fees of the Commission) of the Registration Statement and any amendments and exhibits thereto, any Preliminary Prospectus, the Prospectus and any amendments or supplements thereto and the Indenture and any amendments, supplements or exhibits thereto (including, without limitation, fees and expenses of the Trustee); (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus or any document incorporated by reference therein, all as provided in this Agreement; (d) the costs of printing or duplicating this Agreement and the related Pricing Agreement; (e) the costs of distributing the terms of agreement relating to the organization of the underwriting syndicate and the selling group to the members thereof by mail, telex or other means of communication; (f) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of sale of the Securities; (g) any applicable listing or other fees;
(h) the fees and expenses of qualifying the Securities under the securities laws of the several jurisdictions as provided in Section 5(g) and of preparing, printing (or duplicating) and distributing a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriters); (i) the cost of printing certificates representing the Securities; (j) any fees charged by securities rating agencies for rating the Securities, (k) the cost and charges of The Depository Trust Company, Inc. and its nominee in connection with the Designated Securities, including the book-entry ownership system for the Designated Securities, to the extent that the Designated Securities are to be delivered in book-entry form, (l) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities, (m) the cost and charges of any transfer agent, registrar or disbursing agent, (n) all other costs and expenses incident to the performance of the obligations of the Corporation under this Agreement and any Pricing Agreement and (o) to the Representatives for the account of the Underwriters, any other amount set forth in the Pricing Agreement as reimbursement of expenses incurred by the Underwriters in connection with the transactions contemplated hereby and thereby; provided that, except as provided in this Section 6 and in Section 12, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Designated Securities which they may sell and the expenses of advertising any offering of the Designated Securities made by the Underwriters.

     7. Conditions of Underwriters' Obligations. The respective obligations of the Underwriters under each Pricing Agreement are subject to the accuracy, at the time of the execution and delivery of such Pricing Agreement and at the applicable Time of Delivery, of the representations and warranties of the Corporation contained herein and in each Pricing Agreement, to the performance at the applicable Time of Delivery by the Corporation of its obligations hereunder and under each Pricing Agreement, and to each of the following additional terms and conditions:

          (a) At the applicable Time of Delivery, no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus shall have been complied with. The Prospectus shall have been timely filed with the Commission in accordance with Section 5(a) hereof.

          (b) No Underwriter shall have discovered and disclosed to the Corporation at or prior to the applicable Time of Delivery that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of Simpson Thacher & Bartlett, counsel for the Underwriters, is material or omits to state a fact which, in the opinion of such counsel is material and is required to be stated therein or is necessary to made the statements therein not misleading.

          (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the applicable Pricing Agreement, the Securities, the Indenture, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement, the applicable Pricing Agreement and the transactions contemplated hereby and thereby shall be satisfactory in all material respects to counsel for the Underwriters, and the Corporation shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

          (d) Miles & Stockbridge, a Professional Corporation shall have furnished to the Representatives their written opinion, as counsel to the Corporation, addressed to the Underwriters and dated as of the applicable Time of Delivery, in form and substance satisfactory to the Representatives, to the effect that:

               (i) The Corporation and each of the subsidiaries of the Corporation listed on Schedule 1 hereto (the "Major Subsidiaries") have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification (other than those jurisdictions in which the failure to so qualify would not have a material adverse effect on the Corporation and its subsidiaries taken as a whole), and have all corporate power and authority necessary to own or hold their respective properties and conduct the businesses in which they are engaged;

              (ii) The Corporation has the requisite corporate power and authority to issue and deliver the Designated Securities. The Designated Securities covered by the applicable Pricing Agreement are in the form contemplated by the Indenture, have been duly authorized by the Corporation and, assuming the Designated Securities have been authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement as supplemented by the applicable Pricing Agreement, such Designated Securities are legal, valid and binding obligations of the Corporation, entitled to the benefits provided by the Indenture;

             (iii) The Corporation has the requisite corporate power and authority to execute, deliver and perform its obligations under the Indenture. The Indenture has been duly authorized, executed and delivered by the Corporation and is the legal, valid and binding obligation of the Corporation;

              (iv) The Indenture has been duly qualified under the Trust Indenture Act;

               (v) The Corporation has the requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and the applicable Pricing Agreement. This Agreement and the applicable Pricing Agreement have been duly authorized, executed and delivered by the Corporation;

              (vi) The Corporation has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Corporation have been duly and validly authorized and issued, are full paid and non-assessable; and all of the issued shares of capital stock of each Major Subsidiary have been duly and validly authorized and issued and are fully paid, non-assessable and (except for directors' qualifying shares) owned directly and indirectly by the Corporation, free and clear of all liens, encumbrances, equities or claims and for such liens, encumbrances, equities or claims as would not have a material adverse effect on the business or financial condition of the Corporation and its subsidiaries taken as a whole;

             (vii) To such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Corporation or any of its subsidiaries is a party or of which any property of the Corporation or any of its subsidiaries is the subject which are reasonably likely to have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Corporation and its subsidiaries taken as a whole; and, to such counsel's knowledge, except as described in the Prospectus, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

            (viii) The Registration Statement was declared effective under the Act as of the date and time specified in such opinion and no stop order suspending the effectiveness of the Registration Statement has been issued and, to the knowledge of such counsel, no proceeding for that purpose is pending or threatened by the Commission;

              (ix) The Registration Statement and the Prospectus and any further amendments or supplements thereto made by the Corporation prior to the Time of Delivery of the Designated Securities (other than the financial statements and related schedules and other financial data and statistical data therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the 1933 Act Regulations; and the documents incorporated by reference in the Prospectus and any further amendment or supplement to any such incorporated document made by the Corporation prior to such Time of Delivery (other than the financial statements and related schedules and other financial data and statistical data therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder;

               (x) If any Prospectus Supplement contains statements with respect to United States federal tax considerations for holders of Debt Securities, such opinion shall state that such statements, insofar as they describe federal statutes, rules and regulations, constitute a fair summary thereof;

              (xi) To such counsel's knowledge, there are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Act or by the 1933 Act Regulations which have not been described or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the 1933 Act Regulations.

             (xii) The issuance, sale and delivery of the Designated Securities, the execution, delivery and performance of the other Operative Documents, the compliance by the Corporation with the terms therein and the consummation by the Corporation of the transactions contemplated hereby, thereby and by the Registration Statement will not (i) to such counsel's knowledge, conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Corporation or any of its subsidiaries is subject the effect of which breach or violation would be material to the Corporation and its Subsidiaries as a whole or would adversely affect the consummation of the transactions contemplated hereby or thereby, (ii) result in any violation of the provisions of the charter or by-laws of the Corporation or any of its subsidiaries or (iii) to such counsel's knowledge, result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Corporation or any of its subsidiaries or any of their properties the effect of which violation would be material to the Corporation and its subsidiaries as a whole or would adversely affect the consummation of the transactions contemplated hereby or thereby. Except (i) for the registration of the Designated Securities under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act, the Trust Indenture Act and applicable state or foreign securities laws and (ii) such consents, approvals, authorizations, registrations and qualifications as have been obtained or made and are in full force and effect at the Time of Delivery, to such counsel's knowledge no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the valid authorization, issuance, sale and delivery of the Designated Securities or the authorization, execution, delivery and performance of this Agreement and the applicable Pricing Agreement by the Corporation and the consummation of the transactions contemplated hereby and thereby or for the due authorization, execution, delivery and performance of the Indenture and the consummation of the transactions contemplated thereby.

           (xiii) To such counsel's knowledge, other than rights in favor of Newell Co. which have been waived or satisfied in respect of the Registration Statement, there are no contracts, agreements or understandings between the Corporation and any person granting such person the right to require the Corporation to file a registration statement under the Act with respect to any securities of the Corporation owned or to be owned by such person or to require the Corporation to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Corporation under the Act.

             (xiv) The statements set forth in the Prospectus as amended or supplemented under the caption "Description of Debt Securities," insofar as they constitute summaries of documents, are accurate in all material respects and the Indenture and the Designated Securities covered by the applicable Pricing Agreement conform in all material respects to the descriptions thereof in the Prospectus and the applicable Prospectus Supplement;

          In rendering such opinion, such counsel may state that their opinion is limited to matters governed by the Federal laws of the United States of America and the laws of the State of Maryland. In addition, Miles & Stockbridge, a Professional Corporation shall state that, while they have not themselves checked the accuracy and completeness of or otherwise verified, and are not passing upon and assume no responsibility for the accuracy or completeness of, the statements contained in the Registration Statement or the Prospectus, except to the limited extent stated in paragraphs (x) and (xiv) above, in the course of their review and discussion of the contents of the Registration Statement and Prospectus with certain officers and employees of the Corporation and its independent auditors but without independent check or verification, no facts have come to their attention which cause them to believe that (a) the Registration Statement, including the Exchange Act Documents (other than the financial statements and schedules and other financial data and statistical data contained or incorporated by reference therein or omitted therefrom, as to which such counsel need express no view), at the time the same became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or (b) the Prospectus, including the Exchange Act Documents (other than the financial statements and schedules and other financial data and statistical data contained or incorporated by reference therein or omitted therefrom, as to which such counsel need express no view), relating to the Designated Securities on the date of such Prospectus and at the applicable Time of Delivery contained or contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          In rendering the foregoing opinion, such counsel may also state that the opinions in paragraphs (ii) and (iii) above are subject to the qualification that the enforceability of the Corporation's obligations under the Indenture and the Designated Securities may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and by an implied covenant of good faith and fair dealing.

          (e) Counsel to the Underwriters shall have furnished to the Representatives its written opinion, addressed to the Underwriters and dated the Time of Delivery for such Designated Securities, as counsel for the Underwriters, covering such matters as the Underwriters may reasonably request.

          (f) (i) At the time of execution of the Pricing Agreement for Designated Securities, Ernst & Young shall have furnished to the Representatives a letter dated the date of such Pricing Agreement, and (ii) at the Time of Delivery for such Designated Securities, Ernst & Young shall have furnished to the Representatives a letter dated such Time of Delivery, in each case containing statements and information of the type ordinarily included in an accountant's "comfort letter" to underwriters with respect to financial statements and certain financial information contained in the Registration Statement and the Prospectus, including the documents incorporated by reference therein.

          (g) The Corporation shall have furnished to the Representatives on behalf of the Underwriters a certificate, in form satisfactory to the Underwriters, of its Chairman of the Board, its President or a Vice President, and its principal financial officer or Treasurer, dated the applicable Time of Delivery, stating that:

               (i) The representations, warranties and agreements of the Corporation in Section 2 are true and correct as of such Time of Delivery; the Corporation has complied with all of its agreements contained herein; and the conditions set forth in Sections 7(a), (i) and (k) shall have been fulfilled; and

              (ii) They have carefully examined the Registration Statement and the Prospectus and in their opinion (A) as of the respective dates as of which information is given in the Registration Statement and the Prospectus, the Registration Statement and the Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein to make the statements therein not misleading, and (B) since the respective dates as of which information is given in the Registration Statement and the Prospectus, no event has occurred which should have been set forth in a supplement or an amendment.

          (h) If Designated Securities are to be listed on a securities exchange, such Designated Securities shall have been duly authorized for listing on such securities exchange on the date of the applicable Pricing Agreement, subject only to official notice of issuance thereof and notice of a satisfactory distribution of the Designated Securities.

          (i) Except as may be specified in the Pricing Agreement, any rating given by Standard & Poor's Corporation and any rating given by Moody's Investors Services, Inc. for the Designated Securities shall not have been lowered, and subsequent to the execution of the Pricing Agreement 2. no downgrading shall have occurred in the rating accorded any of the Corporation's debt securities (including the Securities) or preferred stock by any "nationally recognized statistical rating organization" as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act and regulations thereunder and 3. no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Corporation's debt securities (including the Securities) or preferred stock.

          (j) The Indenture shall have been executed and delivered by all parties thereto on or prior to the Time of Delivery, in substantially the form last filed by the Corporation with the Commission, and shall be in full force and effect at the Time of Delivery.

          (k) Neither the Corporation nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus and (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Corporation or any of its subsidiaries otherwise than in the ordinary course of business or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Corporation and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Representatives, so material and adverse to the Corporation and its subsidiaries taken as a whole as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus.

          (l) Subsequent to the execution and delivery of the applicable Pricing Agreement, there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the International Stock Exchange, the American Stock Exchange or the over-the-counter market shall have been suspended or materially limited or minimum prices shall have been established on one or more of such exchanges or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by United States federal or New York State authorities, (iii) the United States (or any other country specified in the applicable Pricing Agreement) shall have become engaged in major hostilities, there shall have been an escalation in hostilities involving the United States (or any other country specified in the applicable Pricing Agreement) or there shall have been a declaration of a national emergency or war by the United States (or any other country specified in the applicable Pricing Agreement), or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions, national or international securities markets or currency exchange rates or controls as to make it, in the judgment of a majority in interest of the several Underwriters, inadvisable or impractical to proceed with the delivery of the Securities.

     All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance satisfactory to counsel for the Underwriters.

     If any of the conditions specified in this Section 7 shall not have been fulfilled when and as required by this Agreement or the applicable Pricing Agreement to be fulfilled, the applicable Pricing Agreement may be terminated by the Underwriters on notice to the Corporation at any time at or prior to the applicable Time of Delivery, and such termination shall be without liability of any party to any other party, except as provided in Section 6 and Section 12 hereof. Notwithstanding any such termination, the provisions of Sections 6, 8, 10 and 12 shall remain in effect.

     8.   Indemnification and Contribution.

          (a) The Corporation shall indemnify and hold harmless each Underwriter and each Person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Designated Securities), to which that Underwriter or controlling person may become subject, under the Act, the Exchange Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or any amendment thereof, or any Preliminary Prospectus or Prospectus, or in any amendment or supplement to any of the foregoing or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Underwriter and each such controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Corporation shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made (a) in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any such amendment or supplement in reliance upon and in conformity with written information furnished to the Corporation through the Representatives by or on behalf of any Underwriter specifically for inclusion therein or (b) in that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification on Form T-1 of any Trustee under the Trust Indenture Act (except for statements or omissions made in such Statement in reliance upon information furnished to such Trustee by or on behalf of the Corporation for inclusion therein). Notwithstanding the foregoing, it is understood that, as to any Preliminary Prospectus this indemnity agreement shall not inure to the benefit of any Underwriter or person who controls that Underwriter on account of any loss, claim, damage, liability or action arising from the sale of Designated Securities to any person by that Underwriter if that Underwriter failed to send or give a copy of a Prospectus to the purchaser within the time required by the Act, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such Preliminary Prospectus was corrected in the Prospectus, unless such failure resulted from non-compliance by the Corporation with Section 5 hereof. For purposes of the second proviso to the immediately preceding sentence, the term Prospectus shall not be deemed to include the documents incorporated therein by reference, and no Underwriter shall be obligated to send or give any supplement or amendment to any document incorporated by reference in any Preliminary Prospectus or any Prospectus to any person other than a person to whom such Underwriter had delivered such incorporated document or documents in response to a written request therefor. The foregoing indemnity agreement is in addition to any liability which the Corporation may otherwise have to any Underwriter or to any controlling person of that Underwriter.

          (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Corporation, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Corporation within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Corporation or any such director, officer or controlling person may become subject, under the Act or the Exchange Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon,
     (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or any amendment thereof, or any Preliminary Prospectus or Prospectus or in any amendment or supplement to any of the foregoing or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Corporation through the Representatives by or on behalf of that Underwriter specifically for inclusion therein, and shall reimburse promptly upon demand the Corporation and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Corporation or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Corporation or any such director, officer or controlling person.

          (c) Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, the indemnified party shall if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this
     Section 8 except to the extent it has been materially prejudiced by such failure and, provided, further, that the failure to notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that its wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this
     Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Representatives shall have the right to employ counsel to represent jointly the Representatives and those other Underwriters and their respective controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Corporation under this Section 8 if, in the reasonable judgment of the Representatives, it is advisable for the Representatives and those Underwriters and controlling persons to be jointly represented by separate counsel and in that event the fees and expenses of such separate counsel shall be paid by the Corporation. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

          (d) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Corporation on the one hand and the Underwriters on the other from the offering of the Designated Securities or
     (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Corporation on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Corporation on the one hand and the Underwriters on the other with respect to an offering of Designated Securities shall be deemed to be in the same proportion as the total net proceeds from such offering of Designated Securities (before deducting expenses) received by the Corporation bear to the total underwriting discounts and commissions received by the Underwriters with respect to such Designated Securities, in each case as set forth in the table on the cover page of the applicable Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Corporation or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Corporation and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8(d) shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
     Section 8(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Designated Securities underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8(d), each person, if any, who controls an Underwriter within the meaning of
     Section 15 of the Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Corporation within the meaning of Section 15 of the Act or
     Section 20(a) of the Exchange Act, each officer of the Corporation who shall have signed the Registration Statement and each director of the Corporation shall have the same rights to contribution as the Corporation, subject in each case to clauses (i) and (ii) of the first sentence of this Section 8(d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties from whom contribution may be sought, notify such other party or parties, provided, however, that the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 8(d) except to the extent such party or parties has or have been materially prejudiced by such failure, and provided, further, that the failure to notify a party or parties from whom contribution may be sought shall not relieve such party or parties from any contribution obligation otherwise than under this Section 8. No party shall be liable for contribution with respect to any action or claim settled without its consent; provided, however, that such consent was not unreasonably withheld. The Underwriters' obligations to contribute as provided in this
     Section 8(d) are several in proportion to their respective underwriting obligations and not joint.

     9. Defaulting Underwriters. If, at any Time of Delivery, any Underwriter defaults in the performance of its obligations under the applicable Pricing Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Designated Securities which the defaulting Underwriter agreed but failed to purchase at such Time of Delivery in the respective proportions which their respective underwriting obligations bear to the underwriting obligations of all non-defaulting Underwriters; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any Designated Securities at such Time of Delivery if the aggregate principal amount of the Designated Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the aggregate principal amount of the Designated Securities to be purchased at such Time of Delivery, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the aggregate principal amount of the Designated Securities which it agreed to purchase at such Time of Delivery pursuant to the terms of the applicable Pricing Agreement. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representatives who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Securities to be purchased at such Time of Delivery. If the remaining Underwriters or other underwriters satisfactory to the Representatives do not elect to purchase the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase, the applicable Pricing Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Corporation, except that the Corporation will continue to be liable for the payment of expenses to the extent set forth in Sections 6 and 12.

     Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Corporation for damages caused by its default. If other underwriters are obligated or agree to purchase the Securities of a defaulting or withdrawing Underwriter, either the Representatives or the Corporation may postpone the applicable Time of Delivery for up to seven full business days in order to effect any changes that in the opinion of counsel for the Corporation or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

     10. Survival of Representations and Agreements. All representations and warranties, covenants and agreements of the Underwriters and the Corporation contained in this Agreement or the applicable Pricing Agreement, including the agreements contained in Section 6 and the indemnity and contribution agreements contained in Section 8 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person thereof or by or on behalf of the Corporation, any of its officers and directors or any controlling person thereof, and shall survive delivery of and payment for the Designated Securities to and by the several Underwriters. The representations contained in Section 2 and the agreements contained in Sections 6, 8, 10 and 12 hereof shall survive the termination of this Agreement or the applicable Pricing Agreement, including termination pursuant to Sections 9 or 11 hereof.

     11. Termination. The obligations of the Underwriters under the applicable Pricing Agreement may be terminated by the Representatives, in their absolute discretion, by notice given to and received by the Corporation prior to delivery of and payment for the Designated Securities if, prior to that time, any of the events described in Sections 7(k) or 7(l) shall have occurred.

     12. Reimbursement of Underwriters' Expenses. If (a) the Corporation shall fail to tender Designated Securities for delivery to the Underwriters for any reason permitted under this Agreement or the applicable Pricing Agreement or (b) the Underwriters shall decline to purchase Designated Securities for any reason permitted under this Agreement or the applicable Pricing Agreement (including the termination of the applicable Pricing Agreement pursuant to Section 11 hereof), the Corporation shall reimburse the Underwriters for the fees and expenses of their counsel and for such other out-of-pocket expenses as shall have been incurred by them in connection with this Agreement, the applicable Pricing Agreement and the proposed purchase of such Designated Securities, and upon demand the Corporation shall pay the full amount thereof to the Representatives. If the applicable Pricing Agreement is terminated pursuant to
Section 9 hereof by reason of the default of one or more Underwriters, the Corporation shall not be obligated to reimburse any defaulting Underwriter pursuant to this Section 12.

     13. Notices, etc. All statements, requests, notices and agreements hereunder and under each Pricing Agreement shall be in writing, and:

          (a) if to the Underwriters, shall be delivered or sent by mail, telex or facsimile as set forth in the applicable Pricing Agreement;

          (b) if to the Corporation, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Corporation set forth in the Registration Statement, Attention: Charles E. Fenton, Esq., Vice President and General Counsel;

provided, however, that any notice to an Underwriter pursuant to Section 8(c) shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its acceptance telex to the Representatives, which address will be supplied to any other party hereto by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Corporation shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by the Representatives.

     14. Persons Entitled to Benefit of Agreement. This Agreement and each Pricing Agreement shall inure to the benefit of and be binding upon the Underwriters, the Corporation, and their respective successors. This Agreement and each Pricing Agreement and the terms and provisions hereof and thereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Corporation contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Act and (B) the indemnity agreement of the Underwriters contained in Section 8(b) of this Agreement shall be deemed to be for the benefit of directors of the Corporation, officers of the Corporation who have signed the Registration Statement and any person controlling the Corporation within the meaning of
Section 15 of the Act. Nothing in this Agreement or any Pricing Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 14, any legal or equitable right, remedy or claim under or in respect of this Agreement or any Pricing Agreement or any provision contained herein or therein.

     15. Definition of the Terms "Business Day" and "Subsidiary". For purposes of this Agreement and each Pricing Agreement, (a) "business day" means any day on which the New York Stock Exchange, Inc. is open for trading and (b) "subsidiary" has the meaning set forth in Rule 405 of the 1933 Act Regulations.

     16. Governing Law. This Agreement and each Pricing Agreement shall be governed by and construed in accordance with the laws of New York.

     17. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement or any Pricing Agreement.

                                 SCHEDULE 1

                         LIST OF MAJOR SUBSIDIARIES

Black and Decker Inc.
Black and Decker (U.S.) Inc.
Emhart Corporation

                                                                         ANNEX I
                                                                         -------


                                   FORM OF
                              PRICING AGREEMENT
                              -----------------


[Name of Representative(s)]
  as Representative(s) of the
  several Underwriters named
  in Schedule I hereto



                                                            , 199


Dear Sirs:

          The Black & Decker Corporation, a Maryland corporation (the "Corporation"), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement - Basic Provisions dated as of __________, 1994 (the "Underwriting Agreement") to issue and sell to the Underwriters named in
Schedule I hereto (the "Underwriters") the Securities specified in Schedule II hereto (the "Designated Securities"). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety and shall be deemed to be a part of this Pricing Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. Capitalized terms not otherwise defined herein or in the Underwriting Agreement shall have the respective meanings set forth in the Indenture. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of Designated Securities pursuant to the Underwriting Agreement and the address referred to in Section 13 of the Underwriting Agreement are set forth in Schedule II hereto.

          An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you, is now proposed to be filed with the Commission.

          On the basis of the representations, warranties, covenants and agreements of the Corporation contained herein and in the Underwriting Agreement, but subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Corporation agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Corporation, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the principal amount of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto.

          This Pricing Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

          If the foregoing is in accordance with your understanding, please sign and return to us a counterpart hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters on the one hand and the Corporation on the other. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement Among Underwriters.

                                                Very truly yours

                                                THE BLACK & DECKER CORPORATION


                                                By:
                                                     -------------------------
                                                     Title:


Accepted as of the date hereof:

[NAME OF REPRESENTATIVE(S)]



By:
     -----------------------------------
     Title:

For itself and the other several
Underwriters named in Schedule I
hereto

                       SCHEDULE I TO PRICING AGREEMENT
                       -------------------------------

                                                    Principal Amount
                                                     of Designated
                                                     Securities to
            Underwriters                              be Purchased
            ------------                            ----------------
     [Name of Representative(s)]   . . . . . . .     $

     [Names of Other Underwriters] . . . . . . .


                                                     ---------------
               Total . . . . . . . . . . . . . .     $
                                                     ===============

                      SCHEDULE II TO PRICING AGREEMENT
                      --------------------------------



Title of Designated Securities:
- ------------------------------
     [     %] [Extendable] [Floating Rate] [Zero Coupon] [Notes]
[Debentures] due

Aggregate Principal Amount:
- --------------------------
    $

Denominations:
- -------------
     [$1,000] [$5,000] [$        ]

Initial Offering Price to Public:
- --------------------------------
          % of the principal amount of the Designated
     Securities, plus accrued interest from             to
                    [and accrued amortization, if any, from
               to      ]

Purchase Price by Underwriters:
- ------------------------------
          % of the principal amount of the Designated
     Securities, plus accrued interest from             to
                    [and accrued amortization, if any, from
               to             ]

Maturity:
- --------


Interest Rate:
- -------------
     [    %] [Zero Coupon] [See Floating Rate Provisions]

Interest Payment Dates:
- ----------------------
     [months and dates]

Regular Record Dates:
- --------------------
     [months and dates]

Redemption Provisions:
- ---------------------
     [No redemption provisions]

     [The Designated Securities may be redeemed, [otherwise than through the sinking fund,] in whole or in part at the option
     of the Corporation, in the amount of $          or an integral
     multiple thereof,

          [on or after          ,         at the
          following redemption prices (expressed in
          percentages of principal amount).  If
          [redeemed on or before    ,     ,    %, and
          if] redeemed during the 12-month period
          beginning               ,

                    Year                Redemption Price
                    ----                ----------------



          and thereafter at 100% of their principal amount, together in each case with accrued interest to the redemption date.]

          [on any interest payment date falling on or after        ,      ,
          at the election of the Corporation, at a redemption price equal to the principal amount thereof, plus accrued interest to the date of redemption.]

          [Other possible redemption provisions, such as mandatory redemption upon occurrence of certain events or redemption for changes in tax law]

          [Restrictions on refunding]

Sinking Fund Provisions:
- -----------------------
          [No sinking fund provisions]

          [The Designated Securities are entitled to the benefit of a sinking
          fund to retire $        principal amount of Designated Securities on
          in each of the years       through      at 100% of their principal
          amount plus accrued interest] [, together with [cumulative] [non-cumulative] redemptions at the option of the Corporation to retire an
          additional $       principal amount of Designated Securities in the
          years         through        at 100% of their principal amount plus
          accrued interest. Any sinking fund requirement shall be reduced by the aggregate principal amount of Designated Securities delivered to the Trustee by the Corporation at least _____ days prior to the date on which payments are to be made under the sinking fund and designated for that purpose.]

                 [If Designated Securities are Extendable Debt
                  --------------------------------------------
                              Securities, insert--
                              ------------------

Extendable Provisions:
- ---------------------

          The Designated Securities are repayable on         , at the option of
          the holder, at their principal amount with accrued interest.  The
          initial annual interest rate will be           %, and thereafter the
          annual interest rate will be adjusted on         ,         , and
          to a rate not less than    % of the effective annual interest rate on
                  obligations with     year maturities as of the [interest date
          15 days prior to maturity date] prior to such [insert maturity date].]

 [If Designated Securities are Convertible Securities, insert--
  -----------------------------------------------------------


Floating Rate Provisions:
- ------------------------

          [No floating rate provisions.]
          [The initial annual interest rate will be    % through
                      [and thereafter will be adjusted [monthly]
          [on each               ,              ,          and
                ]   [to an annual rate of            % above the
          average rate for          -year  [-month] [securities]
          [certificates of deposit] by             and
          [insert names of banks].] [and the annual interest rate
          (thereafter] [from       through         ] will be the
          interest yield equivalent of the weekly average per annum
          market discount rate for           -month Treasury bills
          plus      % of the Interest Differential (the excess, if
          any, of (i) the then-current weekly average per annum
          secondary market yield for         -month certificates
          of deposit over (ii) the then-current interest yield equivalent of the weekly average per annum market
          discount rate for       -month Treasury bills); [from
                   and thereafter the rate will be the then-current
          interest yield equivalent plus         % of the Interest
          Differential].]

Form of Designated Securities:
- -----------------------------
     [Book-entry] [Registered]

Name and Address of Representative(s):
- -------------------------------------


[Form of Payment for Designated Securities:
 -----------------------------------------
     [Same-day] [Next-day] funds]

Time of Delivery:
- ----------------
     [time and date], 19

Closing Location:
- ----------------
     Simpson Thacher & Bartlett, New York, New York

[Additional Comfort Procedures:]
 -----------------------------

[Listing Requirement:]
- --------------------

Partial Reimbursement of Underwriters' Expenses:
- -----------------------------------------------
     [None] [$_________]

[Additional Countries for Purposes of Section 5(g):]
- ---------------------------------------------------

[Additional Countries for Purposes of Section 7(l):]
- ---------------------------------------------------

[Other Terms:]
 -----------

                                    - 3 -